Virtus KAR International Small-Mid Cap Fund,
a series of Virtus Opportunities Trust

Supplement dated September 15, 2021, to the Summary Prospectus and
Statutory Prospectus, and the Statement of Additional Information (“SAI”) for Virtus Opportunities Trust, each dated February 1, 2021, as supplemented

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED JULY 26, 2021

IMPORTANT NOTICE TO INVESTORS

Effective September 24, 2021, the name of Virtus KAR International Small-Mid Cap Fund will change to “Virtus KAR International Small-Mid Cap Fund II.” Accordingly, effective September 24, 2021, all references in the fund’s summary and statutory prospectuses and SAI to its former name will be deemed changed to its new name.

In addition, effective September 24, 2021, the description of how the fund’s subadviser determines the locations of issuers will change to the following: “In determining whether an issuer is economically tied to a non-U.S. country, the subadviser primarily considers: (i) whether at least 50% of the issuer’s revenues or profits are attributable to goods produced or sold, investments made, or services performed in, a non-U.S. country; (ii) whether the issuer has at least 50% of its assets in a non-U.S. country; and (iii) whether the principal exchange listing for the issuer’s securities or the issuer’s headquarters is in a non-U.S. country.”

All other disclosure concerning the fund, including fees, expenses, principal investment strategies, risks and portfolio management remains unchanged.

As approved by the Board of Trustees of Virtus Opportunities Trust, pursuant to an Agreement and Plan of Reorganization, Virtus KAR International Small-Mid Cap Fund II (the “Acquired Fund”) will merge with and into Virtus KAR International Small-Cap Fund (the name of which will change prior the merger to “Virtus KAR International Small-Mid Cap Fund”)(the “Acquiring Fund”) on or about October 22, 2021. The Acquired Fund and the Acquiring Fund have the same Board of Trustees, investment adviser and subadviser, as well as the same portfolio managers. Prior to the merger, the Acquiring Fund’s Principal Investment Strategies and non-fundamental investment policy regarding the investment of at least 80% of its assets will be modified to match those of the Acquired Fund; the Acquiring Fund’s investment advisory fee rates will be contractually decreased to a level at least as low as those of the Acquired Fund; and the Acquiring Fund’s expenses will be contractually limited by the investment adviser to levels at least as low as those of the Acquired Fund.  Therefore, the combined fund after the merger is expected to be managed substantially identically to the way that the Acquired Fund was managed before the merger, with higher assets and the potential for lower fees and expenses.

Pursuant to the Agreement and Plan of Reorganization, the Acquired Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund. Following the exchange, the Acquired Fund will distribute the shares of the Acquiring Fund to its shareholders pro rata, in liquidation of the Acquired Fund, and shareholders of the Acquired Fund will therefore become shareholders of the Acquiring Fund.

The merger is expected to be carried out pursuant to Rule 17a-8 under the Investment Company Act of 1940, as amended, which means that shareholder approval is not required for the merger to be carried out.

Investors should retain this supplement with the Prospectuses and Statement of Additional Information for future reference.

VOT 8020/KARISMIDNameChange&Merger (9/2021)